Exhibit 99.1

We use Adjusted EBITDA, Adjusted EBITDAR, Adjusted Free Cash Flow and Adjusted Capital Expenditures as key measures of the operational performance of our business. Our management, including the chief operating decision-maker, consistently uses these measures for internal reporting and the evaluation of business objectives, opportunities and performance, and the determination of management compensation. Management believes that Adjusted Free Cash Flow provides investors with useful information about the ability of our core operations to generate cash flow. Because capital spending is necessary to maintain our operational capabilities, we believe that capital expenditures represents a recurring and necessary use of cash. As such, we believe investors should consider our capital spending and payments due under our master leases with Uniti when evaluating the amount of cash provided by our operating activities. Windstream Holdings II, LLC ("Windstream", "we", "us", "our", or "the Company") has presented in this Investor Supplement unaudited adjusted results, which excludes depreciation and amortization, straight-line expense under the master leases with Uniti Group, Inc. ("Uniti"), equity-based compensation expense, restructuring charges, and certain other costs. We have also presented certain measures of our operating performance, on an adjusted basis, that reflects the impact of the cash payment due under the master leases with Uniti. In addition, we have presented on a pro forma adjusted basis Adjusted EBITDAR, Kinetic revenues and Kinetic contribution margin as if the transition from Connect America Fund (“CAF”) - Phase II to Rural Digital Opportunity Fund (“RDOF”) funding occurred beginning in the first quarter of 2021 as further discussed below. Our business operations are organized into three segments: Kinetic, Enterprise and Wholesale. The Kinetic business unit primarily serves customers in markets in which we are the incumbent local exchange carrier (“ILEC”) and provides services over network facilities operated by us. Kinetic service revenues include state Universal Service Fund (“USF”) revenues and, beginning in 2022, also include amounts received from the RDOF. Kinetic service revenues in 2021 included amounts received from the CAF - Phase II, which funding ended as of December 31, 2021. The Enterprise and Wholesale business units primarily serve customers in markets in which we are a competitive local exchange carrier (“CLEC”) and provide services over network facilities primarily leased from other carriers. During the first quarter of 2022, we made changes to further align our customer base and service offerings within our ILEC and CLEC markets. The significant changes to our previous segment structure included: (1) shifting additional business customers with the majority of their service locations residing in ILEC markets from the Enterprise segment to the Kinetic segment and (2) shifting additional governmental customers from Kinetic and Enterprise to Wholesale. Additionally, we have shifted certain fiber leasing costs from Enterprise to Kinetic and Wholesale and updated the assignment of certain corporate and support costs including insurance and engineering to the three business segments. Prior period segment information has been revised to reflect these customer alignment changes. A reconciliation of previously reported to revised segment and consolidated information is included within this Investor Supplement. During the second quarter of 2021, the Company created a new engineering and fiber construction organization to manage its broadband network expansion. The Company will add nearly 1,000 employees and acquire construction equipment in supporting this new organization. As a result, the Company has incurred incremental start-up costs and capital expenditures associated with this initiative. 1

WINDSTREAM HOLDINGS II, LLC
UNAUDITED ADJUSTED RESULTS OF OPERATIONS (NON-GAAP)
QUARTERLY SUPPLEMENTAL INFORMATION
for the quarterly periods in the years 2022 and 2021
(In millions)

	2022	2021				
ADJUSTED RESULTS OF OPERATIONS:	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Revenues and sales:						
Service revenues	$ 1,059.5	$ 4,355.8	$ 1,072.7	$ 1,078.4	$ 1,101.5	$ 1,103.2
Product and fiber sales	11.4	63.1	16.3	12.5	19.7	14.6
Total revenues and sales	1,070.9	4,418.9	1,089.0	1,090.9	1,121.2	1,117.8
Costs and expenses:						
Cost of services	526.4	2,116.0	517.1	533.4	531.1	534.4
Cost of sales	14.3	64.1	18.3	12.8	15.8	17.2
Selling, general and administrative	168.2	617.6	161.6	155.8	150.8	149.4
Costs and expenses	708.9	2,797.7	697.0	702.0	697.7	701.0
Adjusted EBITDAR (A)	362.0	1,621.2	392.0	388.9	423.5	416.8
Cash payment under master leases with Uniti	(166.7)	(665.6)	(166.7)	(166.7)	(166.4)	(165.8)
Cash received from Uniti per settlement agreement (D)	-	190.9	117.4	24.5	24.5	24.5
Adjusted EBITDA (B)	$ 195.3	$ 1,146.5	$ 342.7	$ 246.7	$ 281.6	$ 275.5
Pro forma Adjusted EBITDAR (C)	$ 362.0	$ 1,495.5	$ 360.6	$ 357.5	$ 392.1	$ 385.3
Margins (E):						
Adjusted EBITDAR margin	33.8%	36.7%	36.0%	35.6%	37.8%	37.3%
Adjusted EBITDA margin	18.2%	25.9%	31.5%	22.6%	25.1%	24.6%
Pro forma Adjusted EBITDAR margin	33.8%	33.8%	33.1%	32.8%	35.0%	34.5%
Adjusted Capital Expenditures	$ 210.2	$ 953.7	$ 223.2	$ 221.1	$ 251.4	$ 258.0
Adjusted Free Cash Flow (F)	$ (37.7)	$ 245.2	$ 170.5	$ 14.8	$ 58.7	$ 1.2

	As of 3/31/2022	
Debt Leverage Ratio:		
Long-term debt, including current maturities (G)	$ 2,124.7	
Add: Capital lease obligations	45.4	
Less: Cash and cash equivalents	(120.4)	
Net debt	$ 2,049.7	(1)

	Twelve Months Ended 3/31/2022	
Adjusted EBITDA	$ 1,066.3	(2)
Net leverage ratio (H) - computed as (1)/(2)	1.92x	

Available liquidity as of March 31, 2022:		
Cash and cash equivalents	$	120.4
Available capacity under credit facility (I)		420.5
Available liquidity	$	540.9

(A) Adjusted EBITDAR is earnings before interest expense, income taxes and depreciation and amortization and is calculated as operating income (loss) excluding depreciation and amortization, straight-line expense under the master leases with Uniti, equity-based compensation expense, restructuring charges, and certain other costs.

(B) Adjusted EBITDA is Adjusted EBITDAR after the cash payment due under the master leases with Uniti excluding additional rent paid for growth capital expenditures funded by Uniti and increased for cash received from Uniti per the settlement agreement.

(C) Pro forma Adjusted EBITDAR is Adjusted EBITDAR as if the transition from CAF Phase II to RDOF funding occurred beginning in the first quarter of 2021.

(D) Amounts received in the fourth quarter of 2021 included Uniti's prepayment of all of the quarterly amounts payable to Windstream in 2022.

(E) Margins are calculated by dividing the respective profitability measures by total revenues and sales.

(F) Adjusted Free Cash Flow is Adjusted EBITDA less adjusted capital expenditures, additional rent paid for growth capital expenditures funded by Uniti and cash paid for interest on long-term debt obligations plus funding received from Uniti for growth capital expenditures and adjusted for cash refunded (paid) for income taxes, net.

(G) Long-term debt, including current maturities excluding unamortized debt discount.

(H) The net leverage ratio is computed by dividing net debt by Adjusted EBITDA.

(I) Available capacity under credit facility excludes outstanding letters of credit of $79.5 million of which $52.5 million was issued to Universal Service Administrative Company as a condition for Windstream receiving RDOF funding.

See page 7 for computations of Adjusted EBITDAR, Adjusted EBITDA, Pro Forma Adjusted EBITDAR, Adjusted Free Cash Flow and Adjusted Capital Expenditures.

2

WINDSTREAM HOLDINGS II, LLC
QUARTERLY SUPPLEMENTAL INFORMATION - REVENUE SUPPLEMENT
for the quarterly periods in the years 2022 and 2021
(In millions)

	2022	2021				
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Service revenues:						
Kinetic:						
High-speed Internet bundles	$ 289.8	$ 1,117.8	$ 285.7	$ 279.9	$ 279.0	$ 273.2
Voice and other	21.2	92.0	22.0	22.8	23.1	24.1
Consumer	311.0	1,209.8	307.7	302.7	302.1	297.3
Small business	75.7	305.4	75.8	76.1	77.0	76.5
Large business	32.1	136.7	32.6	33.6	34.7	35.8
Wholesale	66.8	254.2	64.9	66.4	62.2	60.7
Switched access	5.3	20.5	4.7	5.2	5.3	5.3
RDOF/CAF Phase II funding	12.4	175.3	43.8	43.8	43.8	43.9
State USF	8.6	38.9	9.5	9.9	10.2	9.3
End user surcharges	16.5	84.9	19.4	21.2	23.0	21.3
Kinetic	528.4	2,225.7	558.4	558.9	558.3	550.1
Enterprise:						
Strategic (A)	103.4	378.9	99.0	96.3	93.8	89.8
Advanced IP (B)	144.7	606.6	145.4	144.9	155.1	161.2
Total	248.1	985.5	244.4	241.2	248.9	251.0
TDM/Other (C)	177.6	726.3	167.8	175.7	188.2	194.6
Switched access	2.9	15.4	3.5	4.0	4.0	3.9
End user surcharges	21.9	94.2	19.4	21.1	25.7	28.0
Enterprise	450.5	1,821.4	435.1	442.0	466.8	477.5
Wholesale:						
Core wholesale (D)	80.6	308.7	79.2	77.5	76.4	75.6
Wholesale	80.6	308.7	79.2	77.5	76.4	75.6
Total service revenues	1,059.5	4,355.8	1,072.7	1,078.4	1,101.5	1,103.2
Product and fiber sales:						
Kinetic product sales	10.3	45.3	14.4	8.8	10.4	11.7
Enterprise product sales	1.1	7.8	1.5	2.1	1.3	2.9
Wholesale fiber sales	-	10.0	0.4	1.6	8.0	-
Total product and fiber sales	11.4	63.1	16.3	12.5	19.7	14.6
Total revenues and sales	$ 1,070.9	$ 4,418.9	$ 1,089.0	$ 1,090.9	$ 1,121.2	$ 1,117.8

(A) Strategic revenues consist of recurring Software Defined Wide Area Network ("SD-WAN"), Unified Communications as a Service ("UCaaS"), OfficeSuite, and associated network access products and services.

(B) Advanced IP revenues consist of recurring dynamic Internet protocol, dedicated Internet access, multi-protocol label switching services, integrated voice and data, long distance and managed services.

(C) TDM revenues consist of time-division multiplexing ("TDM") voice and data services. Other revenues include usage-based long-distance revenues and resale revenues as well as all non-recurring revenues.

(D) Core wholesale revenues primarily include revenues from providing fiber connections, data transport and wireless backhaul services.

3

WINDSTREAM HOLDINGS II, LLC
QUARTERLY SUPPLEMENTAL INFORMATION - BUSINESS SEGMENTS
for the quarterly periods in the years 2022 and 2021
(In millions)

	2022	2021				
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Kinetic						
Revenues and sales:						
Service revenues	$ 311.0	$ 1,209.8	$ 307.7	$ 302.7	$ 302.1	$ 297.3
Product sales	10.3	45.3	14.4	8.8	10.4	11.7
Total Consumer	321.3	1,255.1	322.1	311.5	312.5	309.0
Small business	75.7	305.4	75.8	76.1	77.0	76.5
Large business	32.1	136.7	32.6	33.6	34.7	35.8
Wholesale	66.8	254.2	64.9	66.4	62.2	60.7
Switched access	5.3	20.5	4.7	5.2	5.3	5.3
RDOF/CAF Phase II funding	12.4	175.3	43.8	43.8	43.8	43.9
State USF	8.6	38.9	9.5	9.9	10.2	9.3
End user surcharges	16.5	84.9	19.4	21.2	23.0	21.3
Total revenues and sales	538.7	2,271.0	572.8	567.7	568.7	561.8
Costs and expenses	275.8	1,057.4	277.6	274.0	256.9	248.9
Kinetic contribution margin	$ 262.9	$ 1,213.6	$ 295.2	$ 293.7	$ 311.8	$ 312.9
Kinetic contribution margin %	48.8%	53.4%	51.5%	51.7%	54.8%	55.7%
Pro forma Kinetic revenue (A)	$ 538.7	$ 2,145.3	$ 541.4	$ 536.3	$ 537.3	$ 530.3
Pro forma Kinetic contribution margin (A)	$ 262.9	$ 1,087.9	$ 263.8	$ 262.3	$ 280.4	$ 281.4
Pro forma Kinetic contribution margin % (A)	48.8%	50.7%	48.7%	48.9%	52.2%	53.1%
Enterprise						
Revenues and sales:						
Service revenues	$ 450.5	$ 1,821.4	$ 435.1	$ 442.0	$ 466.8	$ 477.5
Product sales	1.1	7.8	1.5	2.1	1.3	2.9
Total revenues and sales	451.6	1,829.2	436.6	444.1	468.1	480.4
Costs and expenses	356.1	1,442.2	346.3	353.0	366.1	376.8
Enterprise contribution margin	$ 95.5	$ 387.0	$ 90.3	$ 91.1	$ 102.0	$ 103.6
Enterprise contribution margin %	21.1%	21.2%	20.7%	20.5%	21.8%	21.6%
Wholesale						
Revenues and sales:						
Service revenues	$ 80.6	$ 308.7	$ 79.2	$ 77.5	$ 76.4	$ 75.6
Fiber sales	-	10.0	0.4	1.6	8.0	-
Total revenues and sales	80.6	318.7	79.6	79.1	84.4	75.6
Costs and expenses	54.8	208.3	51.7	51.7	52.6	52.3
Wholesale contribution margin	$ 25.8	$ 110.4	$ 27.9	$ 27.4	$ 31.8	$ 23.3
Wholesale contribution margin %	32.0%	34.6%	35.1%	34.6%	37.7%	30.8%

(A) Pro forma Kinetic revenue and contribution margin amounts are presented as if the transition from CAF Phase II to RDOF funding occurred beginning in the first quarter of 2021. See page 2 for the amount of the adjustments by quarter for 2021.

4

WINDSTREAM HOLDINGS II, LLC
QUARTERLY SUPPLEMENTAL INFORMATION - BUSINESS SEGMENTS
for the quarterly periods in the years 2022 and 2021
(In millions)

	2022	2021				
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Total Enterprise and Wholesale						
Revenues and sales:						
Service revenues	$ 531.1	$ 2,130.1	$ 514.3	$ 519.5	$ 543.2	$ 553.1
Product sales	1.1	7.8	1.5	2.1	1.3	2.9
Fiber sales	-	10.0	0.4	1.6	8.0	-
Total revenues and sales	532.2	2,147.9	516.2	523.2	552.5	556.0
Costs and expenses	410.9	1,650.5	398.0	404.7	418.7	429.1
Total Enterprise and Wholesale contribution margin	$ 121.3	$ 497.4	$ 118.2	$ 118.5	$ 133.8	$ 126.9
Total Enterprise and Wholesale contribution margin %	22.8%	23.2%	22.9%	22.6%	24.2%	22.8%
Total segment revenues and expenses						
Revenues and sales:						
Service revenues	$ 1,059.5	$ 4,355.8	$ 1,072.7	$ 1,078.4	$ 1,101.5	$ 1,103.2
Product and fiber sales	11.4	63.1	16.3	12.5	19.7	14.6
Total segment revenues and sales	1,070.9	4,418.9	1,089.0	1,090.9	1,121.2	1,117.8
Total segment costs and expenses	686.7	2,707.9	675.6	678.7	675.6	678.0
Segment contribution margin	$ 384.2	$ 1,711.0	$ 413.4	$ 412.2	$ 445.6	$ 439.8
Segment contribution margin %	35.9%	38.7%	38.0%	37.8%	39.7%	39.3%
Consolidated revenues and sales						
Service revenues	$ 1,059.5	$ 4,355.8	$ 1,072.7	$ 1,078.4	$ 1,101.5	$ 1,103.2
Product and fiber sales	11.4	63.1	16.3	12.5	19.7	14.6
Consolidated revenues and sales	$ 1,070.9	$ 4,418.9	$ 1,089.0	$ 1,090.9	$ 1,121.2	$ 1,117.8
Consolidated costs and expenses						
Segment costs and expenses	$ 686.7	$ 2,707.9	$ 675.6	$ 678.7	$ 675.6	$ 678.0
Shared expenses (B)	22.2	89.8	21.4	23.3	22.1	23.0
Consolidated costs and expenses	$ 708.9	$ 2,797.7	$ 697.0	$ 702.0	$ 697.7	$ 701.0
Consolidated						
Adjusted EBITDAR	$ 362.0	$ 1,621.2	$ 392.0	$ 388.9	$ 423.5	$ 416.8
Adjusted EBITDAR margin	33.8%	36.7%	36.0%	35.6%	37.8%	37.3%

(B) Shared expenses are not allocated to the segments and primarily consist of accounting and finance, information technology, legal, human resources, investor relations, and outsourcing activities that are centrally managed and are not monitored by management at a segment level.

5

WINDSTREAM HOLDINGS II, LLC
QUARTERLY SUPPLEMENTAL INFORMATION - OPERATING STATISTICS
for the quarterly periods in the years 2022 and 2021
(Units in thousands, Dollars in millions, except per unit amounts)

	2022	2021				
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Kinetic Operating Metrics:						
Households served	1,297.8	1,292.9	1,292.9	1,284.5	1,276.1	1,272.7
Net household additions	4.9	24.9	8.4	8.4	3.4	4.7
YOY change in households served	2.0%	2.0%	2.0%	1.2%	1.1%	2.0%
Average revenue per household served per month	$ 80.03	$ 78.74	$ 79.59	$ 78.81	$ 79.02	$ 78.01
Next Gen high-speed Internet customers	195.6	164.2	164.2	144.9	124.3	104.6
Net customer additions	31.4	72.1	19.3	20.6	19.7	12.5
YOY change in Next Gen high-speed Internet	87.0%	78.3%	78.3%	213.6%	228.0%	208.6%
DSL high-speed Internet customers	980.1	1,000.2	1,000.2	1,002.2	1,007.6	1,017.8
Net customer (losses) additions	(20.1)	(17.0)	(2.0)	(5.4)	(10.2)	0.6
YOY change in DSL high-speed Internet	-3.7%	-1.7%	-1.7%	-5.1%	-4.2%	-1.5%
Total high-speed Internet customers	1,175.7	1,164.4	1,164.4	1,147.1	1,131.9	1,122.4
Net customer additions	11.3	55.1	17.3	15.2	9.5	13.1
YOY change in high-speed Internet	4.7%	5.0%	5.0%	4.1%	3.9%	5.2%
Average revenue per high-speed Internet customer per month	$ 82.56	$ 81.94	$ 82.40	$ 81.88	$ 82.51	$ 81.61
Service Revenues Used in Average Revenue Per Month Computations Above (per page 3):						
Kinetic consumer service revenues	$ 311.0	$ 1,209.8	$ 307.7	$ 302.7	$ 302.1	$ 297.3
High-speed Internet bundle revenues	$ 289.8	$ 1,117.8	$ 285.7	$ 279.9	$ 279.0	$ 273.2
Enterprise:						
Strategic sales as a percentage of total Enterprise sales (A)	64.4%	69.1%	70.6%	59.4%	64.0%	80.7%
Total Capital Expenditures:	$ 214.9	$ 962.8	$ 228.4	$ 224.6	$ 251.8	$ 258.0
Incremental construction equipment capital expenditures (B)	(4.7)	(9.1)	(5.2)	(3.5)	(0.4)	-
Adjusted Capital Expenditures	$ 210.2	$ 953.7	$ 223.2	$ 221.1	$ 251.4	$ 258.0
Adjusted Capital Expenditures by Segment:						
Kinetic	$ 144.1	$ 635.9	$ 147.0	$ 146.4	$ 166.8	$ 175.7
Enterprise	41.0	201.1	50.7	48.4	50.8	51.2
Wholesale	25.1	116.7	25.5	26.3	33.8	31.1
Total Enterprise and Wholesale	66.1	317.8	76.2	74.7	84.6	82.3
Adjusted Capital Expenditures	$ 210.2	$ 953.7	$ 223.2	$ 221.1	$ 251.4	$ 258.0

(A) Enterprise strategic sales consist of SD-WAN, UCaaS, OfficeSuite and associated network access products and services.
(B) Consists of non-recurring capital expenditures for construction equipment to support the Company's internal engineering and fiber construction organization.

6

WINDSTREAM HOLDINGS II, LLC
QUARTERLY SUPPLEMENTAL INFORMATION - NON-GAAP RECONCILIATIONS
for the quarterly periods in the years 2022 and 2021
(In millions)

	2022	2021				
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
ADJUSTED FREE CASH FLOW:						
Operating (loss) income	$ (8.5)	$ 156.6	$ (18.4)	$ 26.3	$ 75.0	$ 73.7
Depreciation and amortization	197.9	751.5	197.1	195.8	181.5	177.1
EBITDA	189.4	908.1	178.7	222.1	256.5	250.8
Adjustments:						
Straight-line expense under master leases with Uniti	163.0	640.7	162.9	160.3	158.8	158.7
Cash payment under master leases with Uniti	(166.7)	(665.6)	(166.7)	(166.7)	(166.4)	(165.8)
Cash received from Uniti per settlement agreement (A)	-	190.9	117.4	24.5	24.5	24.5
Net loss on asset retirements and dispositions	2.2	35.6	35.6	-	-	-
Restructuring charges	-	7.2	1.7	1.1	2.4	2.0
Other costs (B)	5.8	23.1	11.5	3.8	4.1	3.7
Equity-based compensation	1.6	6.5	1.6	1.6	1.7	1.6
Adjusted EBITDA	195.3	1,146.5	342.7	246.7	281.6	275.5
Adjusted Capital Expenditures	(210.2)	(953.7)	(223.2)	(221.1)	(251.4)	(258.0)
Additional rent paid for growth capital expenditures funded by Uniti	(1.9)	(1.2)	(1.2)	-	-	-
Cash paid for interest on long-term debt obligations	(68.9)	(168.3)	(15.6)	(68.5)	(15.9)	(68.3)
Uniti funding of growth capital expenditures	48.2	221.5	69.3	60.1	49.4	42.7
Cash (paid) refunded for income taxes, net	(0.2)	0.4	(1.5)	(2.4)	(5.0)	9.3
Adjusted Free Cash Flow	$ (37.7)	$ 245.2	$ 170.5	$ 14.8	$ 58.7	$ 1.2
COMPUTATION OF ADJUSTED EBITDA:						
Operating (loss) income	$ (8.5)	$ 156.6	$ (18.4)	$ 26.3	$ 75.0	$ 73.7
Depreciation and amortization expense	197.9	751.5	197.1	195.8	181.5	177.1
Straight-line expense under master leases with Uniti	163.0	640.7	162.9	160.3	158.8	158.7
Net loss on asset retirements and dispositions	2.2	35.6	35.6	-	-	-
Restructuring charges	-	7.2	1.7	1.1	2.4	2.0
Other costs (B)	5.8	23.1	11.5	3.8	4.1	3.7
Equity-based compensation	1.6	6.5	1.6	1.6	1.7	1.6
Adjusted EBITDAR	362.0	1,621.2	392.0	388.9	423.5	416.8
Cash payment under master leases with Uniti	(166.7)	(665.6)	(166.7)	(166.7)	(166.4)	(165.8)
Cash received from Uniti per settlement agreement (A)	-	190.9	117.4	24.5	24.5	24.5
Adjusted EBITDA	$ 195.3	$ 1,146.5	$ 342.7	$ 246.7	$ 281.6	$ 275.5
COMPUTATION OF PRO FORMA ADJUSTED EBITDAR:						
Adjusted EBITDAR (per above)	$ 362.0	$ 1,621.2	$ 392.0	$ 388.9	$ 423.5	$ 416.8
Less CAF Phase II funding	-	(175.3)	(43.8)	(43.8)	(43.8)	(43.9)
Add RDOF funding	-	49.6	12.4	12.4	12.4	12.4
Pro forma Adjusted EBITDAR (C)	$ 362.0	$ 1,495.5	$ 360.6	$ 357.5	$ 392.1	$ 385.3

(A) Amounts received in the fourth quarter of 2021 included Uniti's prepayment of all of the quarterly amounts payable to Windstream in 2022.

(B) Other costs for the periods presented consist of the following:

	2022	2021				
	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Cost initiatives (1)	$ 2.0	$ 13.6	$ 2.3	$ 2.4	$ 4.6	$ 4.3
Start-up costs (2)	3.8	9.5	7.2	2.3	-	-
COVID-19 incremental expenses (3)	-	-	2.0	(0.9)	(0.5)	(0.6)
Other costs	$ 5.8	$ 23.1	$ 11.5	$ 3.8	$ 4.1	$ 3.7

(1) Cost initiatives include professional and consulting fees, employee severance and other miscellaneous expenses incurred in completing certain cost optimization projects.

(2) Start-up costs primarily consist of incremental wages, recruitment and training costs incurred in expanding the Company's workforce to support its internal engineering and fiber construction organization.

(3) COVID-19 related costs in 2020 primarily consist of non-cash accrued vacation pay (inclusive of fourth quarter 2020 true-up) attributable to a one-time benefit permitting employees to carry over up to 40 hours of unused vacation to 2021 and pay premiums for Kinetic field technicians. Amounts in the fourth quarter of 2021 primarily consist of incremental healthcare claims. Amounts in the first three quarters primarily reflect the amortization of the 2020 carryover accrued vacation pay.

(C) Pro forma Adjusted EBITDAR is Adjusted EBITDAR as if the transition from CAF Phase II to RDOF funding occurred beginning in the first quarter of 2021.

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WINDSTREAM HOLDINGS II, LLC RECONCILIATION OF PREVIOUSLY REPORTED TO REVISED SEGMENT AND CONSOLIDATED INFORMATION for the year ended December 31, 2021 (In millions) Kinetic Enterprise Wholesale Total Revenues and sales: Total revenues and sales, as previously reported 2,263.4 $ 1,837.3 $ 318.2 $ 4,418.9 $ Customer updates (A) 7.6 (8.1) 0.5 - Total revenues and sales, as revised 2,271.0 $ 1,829.2 $ 318.7 $ 4,418.9 $ Kinetic Enterprise Wholesale Shared Expenses Total Contribution margin: Contribution margin, as previously reported 1,223.5 $ 331.6 $ 164.8 $ (98.7) $ 1,621.2 $ Customer updates (A) 7.6 (8.1) 0.5 - - Fiber leasing cost realignment (B) (2.9) 62.0 (59.1) - - Reallocation of shared expenses (C) (14.6) 1.5 4.2 8.9 - Contribution margin, as revised 1,213.6 $ 387.0 $ 110.4 $ (89.8) $ 1,621.2 $ (A) (B) (C) Reflects shift of customers from Enterprise to Kinetic who have the majority of their locations within the 18-state Kinetic footprint and the shift of additional governmental customers from Kinetic and Enterprise to Wholesale. Primarily reflects the shift of certain fiber leasing costs from Enterprise to Kinetic and Wholesale. Reflects updated assignment of corporate and support organization costs and to allocate insurance and engineering to the three business units. 8